UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

Financial Gravity Companies, Inc. –

(Exact name of registrant as specified in its charter)

      Nevada

(State or other jurisdiction of incorporation)

333-144504 –	20-4057712 –
(Commission File Number)	(IRS Employer Identification No.)

800 N. Watters Rd., Suite 120, Allen, Texas 75013 .

(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code: (469) 342-9100

Pacific Oil Company .

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2016, Pacific Oil Company (the “Company”) filed a Certificate of Amendment to reflect an amendment to the Articles of Incorporation of the Company.

Pursuant to the Certificate of Amendment, the name of the Company has been changed to Financial Gravity Companies, Inc.

The Certificate of Amendment and a related Certificate of Correction are attached as Exhibits 3.1 and 3.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1 *	Certificate of Amendment, filed with the Secretary of State of the State of Nevada on October 31, 2016

3.2 *	Certificate of Correction, filed with the Secretary of State of the State of Nevada on November 1, 2016

_______________

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Gravity Companies, Inc.

(Registrant)

By:   /s/ John Pollock

Name:   John Pollock

Title:   Chairman/Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

3.1 *	Certificate of Amendment, filed with the Secretary of State of the State of Nevada on October 31, 2016

3.2 *	Certificate of Correction, filed with the Secretary of State of the State of Nevada on November 1, 2016

_______________

* Filed herewith